Nuance Concentrated Value Long-Short Fund Summary Prospectus August 28, 2016 Institutional Class NCLSX Investor Class NCLIX

Before you invest, you may want to review Nuance Concentrated Value Long-Short Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated August 28, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information and other information about the Fund on its website at http://www.nuanceinvestments.com/concentrated-value-long-short-fund.  You can also get this information at no cost by calling the Fund (toll-free) at 1-855-NUANCE3 (1-855-682-6233) or by sending an e-mail request to client.services@nuanceinvestments.com.

Investment Objective
The objective of the Nuance Concentrated Value Long-Short Fund (the “Fund”) is to provide long term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Shareholder Servicing Plan Fees	0.15%	0.15%
Other Expenses (1)	1.85%	1.85%
Dividend and Interest Expense on Short Sales (1)	0.88%	0.88%
Total Annual Fund Operating Expenses	4.13%	3.88%
Expense Reimbursement (2)	(1.70)%	(1.70)%
Total Annual Fund Operating Expenses After Expense Reimbursement (2)	2.43%	2.18%
(1)	Because the Fund is new, these expenses are based on estimated amounts for the Fund’s current fiscal year.
(2)
Nuance Investments, LLC (the “Adviser”) has contractually agreed to reduce its management fees and may reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), leverage, interest, dividend and interest expense on short sales, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.55% of the average daily net assets of the Investor Class and 1.30% of the average daily net assets of the Institutional Class.  Fees reduced and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reduction and reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee reduction and expense reimbursement occurred and at the time of recoupment.  The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least August 27, 2017.   Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser, with the consent of the Board.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation for one year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class	$246	$1,101
Institutional Class	$221	$1,028

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  For the fiscal period from December 31, 2015 through April 30, 2016, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by taking long positions in securities priced below, and short positions in securities priced above, their estimated intrinsic value as determined by Nuance Investments, LLC (the “Adviser”). Under normal market conditions, the Fund will take long positions in 15-35 securities, and will take short positions in up to 50 securities, with both the long and short positions consisting primarily of common stocks of any capitalization of companies organized in the United States. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells, at the current market price, a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund subsequently is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan.  The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it realized by selling it earlier. Conversely, if the price of the stock goes up after the short sale, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short.

Although the Fund will invest primarily in the common stocks of U.S. companies, the Fund may invest up to 25% of its long assets in common stocks of foreign companies that are organized and headquartered in countries classified as “developed” by MSCI.  As of June 30 2016, MSCI classified the following countries as “developed”: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States.

The Adviser selects securities for the Fund’s investment portfolio by using a classic value strategy that employs extensive quantitative screening and a bottom-up fundamental research process. When selecting securities to hold long, the Adviser seeks to identify leading businesses selling at a discount to fair value, with the potential to generate above-average rates of return over time. The Adviser searches across a range of industries and market sectors for companies that the Adviser believes are high quality, though temporarily out of favor. The Adviser seeks to select companies that have leading and sustainable competitive positions and above-average financial strength that trade at a discount to the Adviser’s internal view of intrinsic value and that also display downside protection. When selecting securities to sell short, the Adviser seeks to identify companies across a range of industries and sectors that have average or below average competitive positions and unattractive risk reward profiles.

The Adviser will sell an investment held long when it achieves or surpasses the Adviser’s proprietary view of intrinsic value or when its competitive position or financial situation erodes beyond the Adviser’s expectations. Conversely, the Adviser will close a short position, or buy the security to cover a short investment, when the security no longer has an attractive risk reward profile or when the security’s competitive position or financial situation improves beyond the Adviser’s expectations. The Adviser expects the Fund’s active trading of portfolio securities may result in a portfolio turnover rate in excess of 100% on an annual basis.

The Fund intends to maintain net exposure (the market value of long positions minus the market value of short positions) of between 100% net long and 25% net short.  Under normal market conditions, the Fund’s long positions may range from 75% to 100% and its short positions may range from 0% to 100%.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Principal Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

General Market Risk. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

New Fund Risk.  The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Trust’s Board of Trustees (“Board of Trustees”) may determine to liquidate the Fund.

Management Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Non-Diversified Fund Risk.  Because the Fund is “non-diversified” and may invest a greater percentage of its assets in the securities of a single issuer, a decline in the value of an investment in a single issuer could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Value-Style Investing Risk.  The Fund’s value investments are subject to the risk that their intrinsic values may not be recognized by the broad market or that their prices may decline.

Equity Securities Risk.  The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value.  This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors, geographic markets, or companies in which the Fund invests.

Sector Emphasis Risk.  The securities of companies in the same or related businesses (“industry sector”), if comprising a significant portion of the Concentrated Value Long-Short Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments, and adversely affect the value of the Fund’s portfolio, to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors. Some industry sectors have particular risks that may not affect other sectors.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  The Fund’s investment in larger companies is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.  Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

Foreign Securities Risk.  Investments in securities of foreign companies involves risks not ordinarily associated with investments in securities and instruments of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory and tax requirements and market practices, including fluctuations in foreign currencies.

Currency Risk. When the Fund buys or sells securities on a foreign stock exchange, the transaction is undertaken in the local currency rather than in U.S. dollars, which carries the risk that the value of the foreign currency will increase or decrease, which may impact the value of the Fund’s portfolio holdings and your investment.  Non-U.S. countries may adopt economic policies and/or currency exchange controls that affect its currency valuations in a disadvantageous manner for U.S. investors and companies and restrict or prohibit the Fund’s ability to repatriate both investment capital and income, which could place the Fund’s assets in such country at risk of total loss.

Short Sales Risk.  In establishing a short position in a security, the Fund is subject to the risk that it may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security or closes out the position, the Fund will experience a loss.  Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs that the Fund must pay to a lender of the security. Because the Fund may invest the proceeds of a short sale, another risk of short selling is similar to the effect of leverage, in that it amplifies changes in the Fund’s NAV and may increase losses and the volatility of returns. The extent of such loss, because it stems from increases in the value of the security sold short, is theoretically unlimited.

Portfolio Turnover Risk. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Updated performance information will be available on the Fund’s website at www.nuanceinvestments.com/longshort-fund or by calling 1-855-NUANCE3 (1-855-682-6233).

Management
Investment Adviser
Nuance Investments, LLC is the Fund’s investment adviser.

Portfolio Manager
Scott A. Moore, CFA, President and Chief Investment Officer of the Adviser since November 2008, is the co-portfolio manager responsible for the day-to-day management of the Fund.  He has managed the Fund since its inception in December 2015.

Chad Baumler, CFA, Vice President, is the co-portfolio manager responsible for the day-to-day management of the Fund.  He has managed the Fund since its inception in December 2015.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Nuance Concentrated Value Long-Short Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by wire transaction, by contacting the Fund by telephone at 1-855-NUANCE3 (1-855-682-6233), or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$1,000,000
Subsequent Minimum Investment	$100	$100

Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or Individual Retirement Account.  Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.